AMENDMENT NO. 9 TO AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 9, dated as of October 10, 2003 (this “Amendment”) to the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC. (formerly known as Salomon Smith Barney Inc.), as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.     Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2.     Definition of EBITDAR. The definition of “EBITDAR” contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (i)(E) thereof and replacing it with a comma and (b) adding the following new clauses (i)(G) and (i)(H) at the end of clause (i)(F) thereof:

        “(G)     with respect to the Century-TCI California, L.P. Borrower Group (the “Century-TCI Borrower Group”) only, the aggregate amount refunded (whether by credit or otherwise) by any Loan Party in the Century-TCI Borrower Group during any period ending on or after July 1, 2003, but prior to February 1, 2004, to cable subscribers in the City of Los Angeles pursuant to the terms of Ordinance No. 175,231, entitled Ordinance Adopting A Rate Regulation Regarding Cable Television Rates For Basic Service and Equipment Adelphia-Franchise Areas C, F, G, H Pursuant to 2002 FCC Forms 1240 And 1205 (the “Rate Refund Ordinance”) and (H) with respect to the Century-TCI Borrower Group only, and with respect to any period ending on or after September 1, 2003, but prior to February 1, 2004, the amount obtained by subtracting (1) the aggregate amount the Loan Parties in the Century-TCI Borrower Group actually billed cable subscribers in the City of Los Angeles during such period pursuant to the terms of, or as a result of, the Rate Refund Ordinance from (2) the aggregate amount the Loan Parties in the Century-TCI Borrower Group would have billed cable subscribers in the City of Los Angeles during such period, assuming such Loan Parties billed such cable subscribers based upon the cable rates in effect immediately prior to the effective date of the Rate Refund Ordinance,”

        Section 3.     Extended Time Period for Delivery of 2002 Audited Financial Statements. Section 5.01(a)(x) of the DIP Credit Agreement is hereby amended to replace the phrase “(but, in the case of the 2002 fiscal year, no later than October 15, 2003)” contained in the second line thereof with the phrase “(but, in the case of the 2002 fiscal year, no later than April 15, 2004)".

        Section 4.     GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 5.     Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By:
Name:
Title:
CITICORP USA, INC
By:
Name:
Title:
WACHOVIA BANK, N.A
By:
Name:
Title:
THE BANK OF NOVA SCOTIA
By:
Name:
Title:
FLEET NATIONAL BANK
By:
Name:
Title:
BANK OF AMERICA, N.A
By:
Name:
Title:
GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:
THE TRAVELERS INSURANCE COMPANY
By:
Name:
Title:
BANK OF MONTREAL
By:
Name:
Title:
CALPERS
By:
Name:
Title:
CREDIT LYONNAIS NEW YORK
By:
Name:
Title:
THE FOOTHILL GROUP, INC
By:
Name:
Title:
MORGAN STANLEY SENIOR FUNDING, INC
By:
Name:
Title:
SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:
BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:
EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor
By:
Name:
Title:
EATON VANCE CDO III, LTD
By: Eaton Vance Management as Investment Advisor
By:
Name:
Title:
EATON VANCE CDO IV, LTD
By: Eaton Vance Management as Investment Advisor
By:
Name:
Title:
COSTANTINUS EATON VANCE CDO V, LTD
By: Eaton Vance Management as Investment Advisor
By:
Name:
Title:
SPCP GROUP LLC
By:
Name:
Title:
SUNAMERICA SENIOR FLOATING RATE FUND INC
By: Stanfield Capital Partners LLC as its subadvisor
By:
Name:
Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:
AURM CLO 2002-1 LTD
By: Stein Roe & Farnham Incorporated, as Investment Manager
By:
Name:
Title:
AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Attorney in Fact
By:
Name:
Title:
CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor
By:
Name:
Title:
DIVERSIFIED CREDIT PORTFOLIO LTD
By: INVESCO Senior Secured Management, Inc. as Investment Adviser
By:
Name:
Title:
TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Collateral Manager
By:
Name:
Title:
By:
Name:
Title:
C-SQUARED CDO LTD
By: TCW Advisors, Inc., as its Portfolio Manager
By:
Name:
Title:
SRF 2000 LLC
By:
Name:
Title:
SRF TRADING, INC
By:
Name:
Title:
CARLYLE HIGH YIELD PARTNERS IV, LTD
By:
Name:
Title:
FLAGSHIP CLO II
By:
Name:
Title:
AIG SUNAMERICA LIFE ASSURANCE COMPANY
(dba ANCHOR NATIONAL LIFE INSURANCE COMPANY)
By:
Name:
Title:
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)
By:
Name:
Title:
GOLDMAN SACHS CREDIT PARTNERS L.P.
By:
Name:
Title:
REGIMENT CAPITAL, LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LLC
its Manager and Pursuant to delegated authority
By:
Name:
Title:
PRESIDENT & FELLOWS OF HARVARD COLLEGE
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LLC
its Manager and Pursuant to delegated authority
By:
Name:
Title:
LIBERTYVIEW FUNDS, L.P.
By:
Name:
Title:
LONG LANE MASTER TRUST IV
By: Fleet National Bank as Trust Administrator
By:
Name:
Title:
AIMCO CLO, SERIES 2001-A
By:
Name:
Title:
ALLSTATE LIFE INSURANCE COMPANY
By:
Name:
Title:
PROTECTIVE LIFE INSURANCE COMPANY
By:
Name:
Title:
WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
GLENEAGLES TRADING LLC
By:
Name:
Title:
HIGHLAND LOAN FUNDING V LTD
By: Highland Capital Management, L.P. as Collateral Manager
By:
Name:
Title:
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By: Highland Capital Management, L.P.
as Authorized Representatives of the Board
By:
Name:
Title:
ING PRIME RATE TRUST
By: ING Investments, LLC as its investment manager
By:
Name:
Title:
ING SENIOR INCOME FUND
By: ING Investments, LLC as its investment manager
By:
Name:
Title:
INDOSUEZ CAPITAL FUNDING VI, LIMITED
By: Indosuez Capital as Collateral Manager
By:
Name:
Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: David L. Babson & Company Inc., as Investment Adviser
By:
Name:
Title:
MAPLEWOOD (CAYMAN) LIMITED
By: David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company
as Investment Manager
By:
Name:
Title:
BLACK DIAMOND INTERNATIONAL FUNDING, LTD
By:
Name:
Title:
BRYN MAWR CLO, LTD
By: Deerfield Capital Management LLC as its Collateral Manager
By:
Name:
Title:
GULF STREAM CDO 2002-I
By: Gulf Stream Asset Management, LLC as Collateral Manager
By:
Name:
Title:
STANWICH LOAN FUNDING LLC
By:
Name:
Title:
RIVIERA FUNDING LLC
By:
Name:
Title:
ATRIUM CDO
By:
Name:
Title:
CSAM FUNDING II
By:
Name:
Title:
TORONTO DOMINION (TEXAS), INC
By:
Name:
Title:
NOMURA BOND & LOAN FUND
By: UFJ Trust Company of New York as Trustee
By: Nomura Corporate Research and Asset Management, Inc.,
Attorney in Fact
By:
Name:
Title:
CLYDESDALE CLO 2001-1, LTD
By: Nomura Corporate Research and Asset Management, Inc.,
as Collateral Manager
By:
Name:
Title:
IMPERIAL CREDIT ASSET MANAGEMENT
By:
Name:
Title:
CITIBANK, N.A
By:
Name:
Title:
RESTORATION FUNDING CLO, LTD
By: Highland Capital Management, L.P. Collateral Manager
By:
Name:
Title:
ACC CABLE COMMUNICATIONS FL-VA, LLC
By: ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC
ACC HOLDINGS II, LLC
By: ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC
ACC OPERATIONS, INC
ACC TELECOMMUNICATIONS HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By: ACC Telecommunications Holdings LLC, its sole member
By:ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By: ACC Telecommunications Holdings LLC, its sole member
By: ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By: ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC
ADELPHIA ARIZONA, INC
ADELPHIA BLAIRSVILLE, LLC
By: Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its Managing General Partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By: Ft. Myers Cablevision, LLC, its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By: Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By: Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SANTA ANA, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By: Manchester Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By: UCA, LLC, its sole member
By: ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By: Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By: Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By: Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
ADELPHIA CENTRAL PENNSYLVANIA, LLC
By: National Cable Acquisition Associates, L.P., its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By: Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By: Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By: FrontierVision, its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, L.L.C., its general partner
By: ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC
ADELPHIA COMPANY OF WESTERN CONNECTICUT
ADELPHIA GENERAL HOLDINGS III, INC
ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., it sole member
By: ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By: ACC Operations, Inc., its member
By: Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC
ADELPHIA MOBILE PHONES
ADELPHIA PINELLAS COUNTY, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC
ADELPHIA WELLSVILLE, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS, INC
ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION
BETTER TV, INC. OF BENNINGTON
BLACKSBURG/SALEM CABLEVISION, INC
BRAZAS COMMUNICATIONS, INC
BUENAVISION TELECOMMUNICATIONS, INC
CABLE SENRY CORPORATION
CALIFORNIA AD SALES, LLC
By: Ft. Myers Cablevision, L.L.C., its sole member
By: Ft. Myers Acquisition Limited Partnership, its sole member
By Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
CCC-III, INC
CCC-INDIANA, INC
CCH INDIANA, L.P.
By: CCC-Indiana, its general partner
CDA CABLE, INC
CENTURY ADVERTISING, INC
CENTURY ALABAMA CORP
CENTURY ALABAMA HOLDING CORP
CENTURY AUSTRALIA COMMUNICATIONS CORP
CENTURY BERKSHIRE CABLE CORP
CENTURY CABLE HOLDINGS, LLC
By: Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA
CENTURY CABLEVISION HOLDINGS, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP
CENTURY COLORADO SPRINGS CORP
CENTURY COLORADO SPRINGS PARTNERSHIP
By: Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP
CENTURY CULLMAN CORP
CENTURY ENTERPRISE CABLE CORP
CENTURY EXCHANGE, LLC
By: Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC
CENTURY GRANITE CABLE TELEVISION CORP
CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP
CENTURY ISLAND ASSOCIATES, INC
CENTURY ISLAND CABLE TELEVISION CORP
CENTURY INVESTMENT HOLDING CORP
CENTURY INVESTORS, INC
CENTURY KANSAS CABLE TELEVISION CORP
CENTURY LYKENS CABLE CORP
CENTURY MENDOCINO CABLE TELEVISION, INC
CENTURY MISSISSIPPI CORP
CENTURY MOUNTAIN CORP
CENTURY NEW MEXICO CABLE CORP
CENTURY NORWICH CORP
CENTURY OHIO CABLE TELEVISION CORP
CENTURY OREGON CABLE CORP
CENTURY PACIFIC CABLE TV, INC
CENTURY PROGRAMMING, INC
CENTURY REALTY CORP
CENTURY SHASTA CABLE TELEVISION CORP
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By: Century-TCI California Communications, L.P., its general partner
By: Century Exchange LLC, its general partner
By: Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP
CENTURY VIRGINIA CORP
CENTURY VOICE AND DATA COMMUNICATIONS, INC
CENTURY WARRICK CABLE CORP
CENTURY WASHINGTON CABLE TELEVISION, INC
CENTURY WYOMING CABLE TELEVISION CORP
CHELSEA COMMUNICATIONS, INC
CHELSEA COMMUNICATIONS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By: ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC
CMA CABLEVISION ASSOCIATES VII, L.P.
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By: Tele-Media Company of Tri-States, L.P., its general partner
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC
COWLITZ CABLEVISION, INC
CP-MDU I LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By: Adelphia California Cablevision, L.L.C., its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By: TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP
FOP INDIANA, L.P.
By: FrontierVision Cable New England, Inc., its general partner
FRONTIERVISION ACCESS PARTNERS, LLC
By: FrontierVision Operating Partners, L.P., its sole member
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C
By: FrontierVision Partners, L.P., its sole member
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.L.C
By: FrontierVision Holdings, L.P., its sole member
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By: FrontierVision Holdings, L.P., its general partner
By: FrontierVision Partners, L.P., its general partner
By: Adelphia GP Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
FT. MYERS CABLEVISION, LLC
By: Ft. Myers Acquisition Limited Partnership, its sole member
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By: Global Cablevision II, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing partner
THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By: ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
GS TELECOMMUNICATIONS LLC
By: GS Cable, LLC, its sole member
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC
HUNTINGTON CATV, INC
IMPERIAL VALLEY CABLEVISION, INC
KALAMAZOO COUNTY CABLEVISION, INC
KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, LP, a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
LOUISA CABLEVISION, INC
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By: Century Cable Holdings, LLC, its general partner
By: Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC
MICKELSON MEDIA, INC
MICKELSON MEDIA OF FLORIDA, INC
MONUMENT COLORADO CABLEVISION, INC
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
MOUNTAIN CABLE COMPANY, L.P.
By: Pericles Communications Corporation,
its managing general partner
MONTGOMERY CABLEVISION, INC
MT. LEBANON CABLEVISION, INC
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By: ACC Operations, Inc., its managing general partner
OLYMPUS SUBSIDIARY, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC
OWENSBORO INDIANA, L.P.
By: Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC
PAGE TIME, INC
PARAGON CABLE TELEVISION INC
PARAGON CABLEVISION CONSTRUCTION CORPORATION
PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By: Parnassos Communications, L.P., its sole member
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PARNASSOS, L.P.
By: Parnassos Communications, L.P., its general partner
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC
RENTAVISION OF BRUNSWICK, INC
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC
ROBINSON/PLUM CABLEVISION
By: Olympus Subsidiary, LLC, its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
SABRES, INC
SCRANTON CABLEVISION, INC
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC
SOUTHEAST FLORIDA CABLE, INC
SOUTHWEST COLORADO CABLE, INC
SOUTHWEST VIRGINIA CABLE, INC
S/T CABLE CORPORATION
STAR CABLE INC
STARPOINT, LIMITED PARTNERSHIP
By: West Boca Acquisition Limited Partnership, its general partner
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By: SVhh Holdings, LLC, its general partner
By: ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By: ACC Operations, Inc., its sole member
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By: Eastern Virginia Cablevision Holdings, LLC,
its managing general partner
By: Eastern Virginia Cablevision, L.P., its sole member
By: TMC Holdings Corporation, its general partner
TELE-MEDIA COMPANY OF TRI-STATES L.P.
By: Tri-States, L.L.C., its general partner
By: Century Cable Holdings, LLC, its sole member
By:Century Cable Holding Corp., its sole member
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By: National Cable Acquisition Associates, L.P., a general partner
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By: Olympus Communications, L.P., its general partner
By: ACC Operations, Inc., its managing general partner
THE MAIN INTERNETWORKS, INC
THE WESTOVER T.V. CABLE CO., INCORPORATED
THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
UCA LLC
By: ACC Operations, Inc., its sole member
U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC
VALLEY VIDEO, INC
VAN BUREN COUNTY CABLEVISION, INC
WARRICK CABLEVISION, INC
WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C
By: Century Cable Holdings, LLC, its sole member
By: Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By: Adelphia Western New York Holdings, LLC, its general partner
By: ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC
WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP
YUMA CABLEVISION, INC
By:
Name: William T. Schleyer
Title: Chief Executive Officer